                              ING SERIES FUND, INC.
                             ING Small Company Fund

                         Supplement dated July 26, 2005
     to the Class A, Class B, and Class C Prospectus and Class I Prospectus
                          Each dated September 30, 2004

Effective July 25, 2005, the subsection entitled "ING Small Company Fund" under the section entitled "Management of the Funds - Adviser and Sub-Advisers" on page 38 of the Class A, Class B, and Class C Prospectus and page 33 of the Class I Prospectus is deleted in its entirety and replaced with the following:

     ING SMALL COMPANY FUND

     The Fund has been managed by Steve Salopek since July 2005. Prior to joining ING IM in June 2005, Mr. Salopek served as a portfolio manager with Banc One Investment Advisers from 1999-2004, where he directed $700 million in small cap growth assets.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE